                                                                    EXHIBIT 23.7

                          CONSENT OF DIRECTOR DESIGNEE

  The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to the reference to him under the caption "Management" in the Prospectus, which is part of this Registration Statement on Form S-4 of InteliData Technologies Corporation

                                                  /s/ William F. Gorog
                                          _____________________________________
                                                    WILLIAM F. GOROG

October 7, 1996


                          CONSENT OF DIRECTOR DESIGNEE

  The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to the reference to him under the caption "Management" in the Prospectus, which is part of this Registration Statement on Form S-4 of InteliData Technologies Corporation

                                                  /s/ Robert J. Schock
                                          _____________________________________
                                                    ROBERT J. SCHOCK

October 7, 1996

                          CONSENT OF DIRECTOR DESIGNEE

  The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to the reference to him under the caption "Management" in the Prospectus, which is part of this Registration Statement on Form S-4 of InteliData Technologies Corporation

                                              /s/ John C. Backus, Jr.
                                          _____________________________________

                                                JOHN C. BACKUS, JR.

October 7, 1996

                          CONSENT OF DIRECTOR DESIGNEE

  The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to the reference to him under the caption "Management" in the Prospectus, which is part of this Registration Statement on Form S-4 of InteliData Technologies Corporation

                                                  /s/ Timothy R. Welles
                                          _____________________________________
                                                    TIMOTHY R. WELLES

October 7, 1996

                          CONSENT OF DIRECTOR DESIGNEE

  The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to the reference to him under the caption "Management" in the Prospectus, which is part of this Registration Statement on Form S-4 of InteliData Technologies Corporation

                                               /s/ T. Coleman Andrews, III
                                          _____________________________________
                                                 T. COLEMAN ANDREWS, III

October 7, 1996

                          CONSENT OF DIRECTOR DESIGNEE

  The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to the reference to him under the caption "Management" in the Prospectus, which is part of this Registration Statement on Form S-4 of InteliData Technologies Corporation

                                                /s/ Walter M. Fiederowicz
                                          _____________________________________
                                                  WALTER M. FIEDEROWICZ

October 7, 1996

                          CONSENT OF DIRECTOR DESIGNEE

  The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to the reference to him under the caption "Management" in the Prospectus, which is part of this Registration Statement on Form S-4 of InteliData Technologies Corporation

                                                  /s/ Patrick F. Graham
                                          _____________________________________
                                                    PATRICK F. GRAHAM

October 7, 1996

                          CONSENT OF DIRECTOR DESIGNEE

  The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to the reference to him under the caption "Management" in the Prospectus, which is part of this Registration Statement on Form S-4 of InteliData Technologies Corporation

                                             /s/ Constantine S. Macricostas
                                          _____________________________________
                                               CONSTANTINE S. MACRICOSTAS

October 7, 1996

                          CONSENT OF DIRECTOR DESIGNEE

  The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to the reference to him under the caption "Management" in the Prospectus, which is part of this Registration Statement on Form S-4 of InteliData Technologies Corporation

                                                  /s/ Wesley C. Tallman
                                          _____________________________________
                                                    WESLEY C. TALLMAN

October 7, 1996